SUPPLEMENT TO PROSPECTUS
                  AND STATEMENT OF ADDITIONAL INFORMATION
                        OF PORTFOLIO PARTNERS, INC.


                 THIS SUPPLEMENT IS DATED OCTOBER 31, 1997.


        The following information supplements and should be read in conjunction with the Prospectus and Statement of Additional
Information of Portfolio Partners, Inc. (the "Fund"), each dated
August 19, 1997.

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ACQUISITION OF SCUDDER

On June 26, 1997, Scudder, Stevens & Clark ("Scudder"), investment sub-adviser to the Scudder International Growth Portfolio (the
"Portfolio") entered into a Transaction Agreement (the "Transaction Agreement") with Zurich Insurance Company ("Zurich"). Under the terms of the Transaction Agreement, Zurich will acquire a majority interest in Scudder, and Zurich Kemper Investments, Inc. ("ZKI"), a Zurich subsidiary, will become part of Scudder. Scudder's name will be changed to Scudder Kemper Investments, Inc. ("Scudder Kemper"). The foregoing are referred to as the "Transactions." The headquarters of Scudder Kemper will be in New York. Edmond D. Villani, Scudder's CEO, will continue as CEO of Scudder Kemper and will become a member of Zurich's Corporate Executive Board.

      As required by the Investment Company Act of 1940, the Sub-advisory Agreement with Scudder will terminate upon consummation of the Transactions. At a meeting held on August 11, 1997, the Board of Directors of the Fund approved the selection of Scudder Kemper as investment sub-adviser to the Portfolio subsequent to the Transactions and approved a new Sub-advisory Agreement. The new Sub-advisory Agreement will become effective upon the consummation of the Transactions. The new Sub-advisory
Agreement with Scudder Kemper will not change any of the terms of the Sub-advisory Agreement with Scudder that will then be in effect, except for the effective date and the change to Scudder's name.


INFORMATION ABOUT THE TRANSACTIONS AND SCUDDER KEMPER


        Under the Transaction Agreement, Zurich will pay $866.7 million in cash to acquire two-thirds of Scudder's outstanding shares and will contribute ZKI to Scudder for additional shares, following which Zurich will have a 79.1% fully diluted equity interest in the combined business. Zurich will then transfer a 9.6% fully diluted equity interest in Scudder Kemper to a compensation pool for the benefit of Scudder and ZKI employees, as well as cash and warrants on Zurich shares for award to Scudder employees, in each case subject to five-year vesting schedules. After giving effect to the Transactions, current Scudder shareholders will have a 29.6% fully diluted equity interest in Scudder Kemper and Zurich will have a 69.5% fully diluted interest in Scudder Kemper.

        The purchase price for Scudder or for ZKI in the Transactions is subject to adjustment based on the impact to revenues of non-consenting clients, and will be reduced if the annualized investment management fee revenues (excluding the effect of market changes, but taking into account new assets under management) from clients at the time of closing, as a percentage of revenue run rates as of June 30, 1997 (the "Revenue Run Rate Percentage"), is less than 90%.

        The names, addresses and principal occupations of the initial directors of Scudder Kemper are as follows: LYNN S. BIRDSONG, 345 Park Avenue, New York, New York, Managing Director of Scudder; CORNELIA M. SMALL, 345 Park Avenue, New York, New York, Managing Director of Scudder; and EDMOND D. VILLANI, 345 Park Avenue, New York, New York, President and Chief Executive Officer of Scudder; LAWRENCE W. CHENG, Mythenquai 2, Zurich, Switzerland, Chief Investment Officer for Investments and Institutional Asset Management and the corporate functions of Securities and Real Estate for Zurich; STEVEN
M. GLUCKSTERN, Mythenquai 2, Zurich, Switzerland, responsible for Reinsurance, Structured Finance, Capital Market Products and Strategic Investments, and a member of the Corporate Executive Board of Zurich; ROLF HUEPPI, Mythenquai 2, Zurich, Switzerland, Chairman of the Board and Chief Executive Officer of Zurich; and MARKUS ROHRBASSER, Mythenquai 2, Zurich, Switzerland, Chief Financial Officer and member of the Corporate Executive Board of Zurich. The initial Executive Committee members will be Messrs. Birdsong and Villani (Chairman) and Messrs. Cheng and Rohrbasser.

        The Transactions are subject to a number of conditions, including approval by Scudder shareholders; the Revenue Run Rate Percentages of Scudder and ZKI being at least 75%; Scudder and ZKI having obtained director and shareholder approvals from registered funds representing 90% of assets of such funds under management as of June 30, 1997; the absence of any restraining order or injunction preventing the Transactions, or any litigation challenging the Transactions that is reasonably likely to result in an injunction or invalidation of the Transactions; and the continued accuracy of the representations and warranties contained in the Transaction Agreement. The Transactions are expected to close during the fourth quarter of 1997.

        Founded in 1872, Zurich is a multinational, public corporation organized under the laws of Switzerland. Its home office is located at Mythenquai 2, 8002 Zurich, Switzerland. Historically, Zurich's earnings have resulted from its operations as an insurer as well as from its ownership of its subsidiaries and affiliated companies (the "Zurich Insurance Group"). Zurich and the Zurich Insurance Group provide an extensive range of insurance products and services, and have branch offices and subsidiaries in more than 40 countries throughout the world. Zurich Insurance Group is particularly strong in the insurance of international companies and organizations. Over the past few years, Zurich's global presence, particularly in the United States, has been strengthened by means of selective acquisitions.

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        The third sentence of the section of the Prospectus entitled "PURCHASE
AND REDEMPTION OF SHARES" found on page 11, is hereby amended and supplemented as follows:

        Orders received by the insurance company before the earlier of 4:00 p.m. or the close of regular trading on the New York Stock Exchange will be priced at the net asset value per share ("NAV") calculated that day, as described below.


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        The section of the Prospectus entitled "PERFORMANCE - PERFORMANCE OF
SIMILARLY MANAGED MUTUAL FUNDS" found on page 12, is hereby amended and supplemented as follows:


PERFORMANCE OF SIMILARLY MANAGED MUTUAL FUNDS


        Each Portfolio is newly organized and does not yet have its own performance record. Each Portfolio, however, has substantially the same investment objective, policies and strategies as one or more existing mutual funds ("other Mutual Funds") that are either sold directly to the public or through variable products, advised by MFS, Scudder or T. Rowe Price, as the case may be.

        The historical performance of the Funds that are comparable to the Portfolios is presented below. Investors should not consider the performance of the other Mutual Funds as an indication of the future performance of a similarly managed Portfolio. The performance figures shown below reflect the deduction of the historical fees and expenses paid by each other Mutual Fund, and not those to be paid by the Portfolio. The figures do not reflect the deduction of any insurance fees or charges that are imposed by the insurance company in connection with its sale of the VA Contracts and VLI Policies. Investors should refer to the separate account prospectuses describing the VA Contracts and VLI Policies for information pertaining to these insurance fees and charges. The insurance separate account fees will have a detrimental effect on the performance of the Portfolios. The results shown below reflect the reinvestment of dividends and distributions, and were calculated in the same manner that will be used by each Portfolio to calculate its own performance.







-------------------
* The S&P 500 (Standard & Poor's 500) Index is a value-weighted, unmanaged index of 500 widely held stocks considered to be representative of the stock market in general. The Russell 2000 Index is a value-weighted, unmanaged index of small capitalization stocks. Both indices assume reinvestment of all dividends. The Morgan Stanley Capital International-Europe, Australia, Far East (MSCI EAFE) Index is an unmanaged, market value-weighted average of the performance of more than 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

        The following table shows average annualized total returns of the other Mutual Funds for the stated periods ending September 30, 1997, as well as a comparison with the performance of the applicable benchmark.*





                               One Year   Three Years   Five Years    Ten Years
                               --------   -----------   ----------    ---------

MFS Emerging Growth Fund
(Class A)(1)                     25.53       27.32        26.89        18.58
(Model for MFS Emerging
Equities)(2)
Russell 2000                     33.19       22.96        20.51        12.23
S&P 500                          40.45       29.92        20.77        14.75

MFS Research Fund (Class A)(1)   28.72       26.57        22.88        14.25
(Model for MFS Research
Growth)(3)
S&P 500                          40.45       29.92        20.77        14.75

MFS Value Fund (Class A)(1)      28.46       24.79        22.36        14.01
(Model for MFS Value
Equity)(4)
S&P 500                          40.45       29.92        20.77        14.75

Scudder VLIF International       21.51       12.34        14.27         9.14
Portfolio (Model for Scudder
International Growth)
MSCI EAFE                        12.49        9.15        12.66         6.24

Scudder International Fund       21.61       12.17        14.04         8.46
(Model for Scudder International
Growth)
MSCI EAFE                        12.49        9.15        12.66         6.24

T. Rowe Price Growth Stock Fund  32.71       24.65        19.79        12.49
(Model for T. Rowe Price Growth
Equity)
S&P 500                          40.45       29.92        20.77        14.75


----------------------------
(1) Class A share performance includes the performance of the Fund's Class B shares for periods prior to the commencement of offering of Class A shares on September 13, 1993, adjusted to include Class A's 5.75% front-end sales charge, but not adjusted to reflect differences in internal operating expenses.
(2) MFS also manages another fund with substantially the same investment objective, policies and strategies as those of Portfolio Partners - MFS Emerging Equities. The performance of that fund, MFS Variable Insurance Trust - Emerging Growth Series, was not included in the chart because it has been in existence only since July 24, 1995, and thus has a much shorter track record than MFS Emerging Growth Fund (Class A). The performance of MFS Variable Insurance Trust - Emerging Growth Series for the one-year period ending September 30, 1997, was 25.53%.
(3) MFS also manages another fund with substantially the same investment objective, policies and strategies as those of Portfolio Partners - MFS Research Growth. The performance of that fund, MFS Variable Insurance Trust - Research Series, was not included in the chart because it has been in existence only since July 26, 1995, and thus has a much shorter track record than MFS Research Fund (Class A). The performance of MFS Variable Insurance Trust - Research Series for the one-year period ending September 30, 1997, was 28.72%.
(4) MFS also manages another fund with substantially the same investment objective, policies and strategies as those of Portfolio Partners - MFS Value Equity. The performance of that fund, MFS Variable Insurance Trust
    - Value Series, was not included in the chart because it has been in existence only since August 14, 1996, and thus has a much shorter track record than MFS Value Fund (Class A). The performance of MFS Variable Insurance Trust - Value Series for the one year period ending September 30, 1997, was 28.46%.
